AXP(R) Partners
                                                                      Value Fund
                                                          2001 SEMIANNUAL REPORT

American
  Express(R)
 Funds

(icon of) magnifying glass

AXP Partners Value Fund seeks to provide shareholders with long-term capital growth. Income is a secondary objective.

Big Bargains

Stocks of large, well-established, financially sound companies aren't always expensive. Sometimes, when they're underappreciated in the market, they can be downright cheap. Those are the types of stocks AXP Partners Value Fund likes to invest in as it seeks to produce long-term growth of capital. Complementing that primary goal is a secondary goal of generating income from stock dividends.

CONTENTS
From the Chairman                                   3
From the Portfolio Manager                          3
Fund Facts                                          5
The 10 Largest Holdings                             6
Financial Statements                                7
Notes to Financial Statements                      10
Investments in Securities                          17

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2 AXP PARTNERS VALUE FUND -- SEMIANNUAL REPORT



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(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

From the Portfolio Manager

The past six months was a volatile period for the U.S. stock market, as share prices endured a steep slide before coming back to make up much of the lost ground. AXP Partners Value Fund fared relatively well, although its Class A shares did experience a loss of 4.37% (excluding the sales charge) for the initial reporting period -- June 18 (when shares became publicly available) through Nov. 30, 2001. This compares with a loss of 6.52% for the Lipper Large-Cap Value Funds Index (a group of mutual funds commonly used to measure the performance of funds such as this) for the period from July 1 to Nov. 30, 2001.

Plagued by a weakening economy and a drop-off in corporate profits, the market started to retreat shortly after the outset of the period. Already down substantially by early autumn, the market was then confronted by the stunning events of Sept. 11, which sparked a sharp sell-off. But the market managed to right itself before the end of the month and, from that point, stage a strong rally during the final nine weeks of the period.

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3 AXP PARTNERS VALUE FUND -- SEMIANNUAL REPORT



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Looking at the specifics of the portfolio, good stock selection among retail, technology and industrial companies contributed positively to the Fund's relative performance, as did our decisions to underweight technology and overweight health care holdings. On the other hand, certain health care, energy and financial stocks, together with our underweight positions in two well-performing groups -- financials and consumer staple stocks -- detracted from relative performance.

Our primary strategy over the past several months was to opportunistically increase the Fund's exposure to economically sensitive sectors (consumer discretionary, industrials, materials, technology), emphasizing companies with attractive valuations and prospects for improving fundamentals over the next 18-24 months. Concurrently, exposure to defensive sectors (energy, health care, utilities) and more highly valued companies was gradually reduced. The post-Sept. 11 market decline, as well as the Fund's positive cash flow throughout the period, provided an opportunity to more aggressively implement this strategy.

We think it's worth noting that the stock market has historically responded in a fundamental way to changes in earnings and revenue growth. Market declines over the past 15-18 months, for example, have resulted from a contraction in both variables. This has been a necessary adjustment to prior excess supply/demand imbalances in many sectors of the economy, which ultimately affected the underlying businesses and valuations of a number of companies. Nevertheless, prior to Sept. 11, data on consumer spending, manufacturing and inventory liquidations suggested that the economy was modestly improving and that a stock-market rally might be imminent.

In most respects, the Sept. 11 events have done little to alter those underlying cyclical fundamentals. Indeed, they have exaggerated many of the forces promoting the recovery. Fiscal policy has extended the stimulus of the initial Bush tax cuts, while the Federal Reserve has continued to cut interest rates and added to the already ample flow of liquidity.

In other respects, though, the terrorist attacks have altered the economic landscape, at least temporarily. The interruption will, of course, constrain the economy in the fourth quarter, as it did in the third quarter. But even if that occurs, it would say less about fundamentals than an immediate and temporary response to a terrible tragedy. The stock market has already adjusted to a difficult reality and, in fact, recovered from the September decline as investors have begun focusing on economic re-acceleration and improved earnings prospects. All things considered, we're cautiously optimistic about the economy and the market as the second half of the fiscal year begins.

Charles F. Hofer

Director of institutional investments and member of the large-cap value team at Lord, Abbett & Co.

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4 AXP PARTNERS VALUE FUND -- SEMIANNUAL REPORT

Fund Facts

Class A -- June 18, 2001* - Nov. 30, 2001
(All figures per share)

Net asset value (NAV)
Nov. 30, 2001                                                     $4.60
June 18, 2001*                                                    $4.81
Decrease                                                          $0.21

Distributions -- June 18, 2001* - Nov. 30, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                   -4.37%

Class B -- June 18, 2001* - Nov. 30, 2001
(All figures per share)

Net asset value (NAV)
Nov. 30, 2001                                                     $4.59
June 18, 2001*                                                    $4.81
Decrease                                                          $0.22

Distributions -- June 18, 2001* - Nov. 30, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                   -4.57%

Class C -- June 18, 2001* - Nov. 30, 2001
(All figures per share)

Net asset value (NAV)
Nov. 30, 2001                                                     $4.60
June 18, 2001*                                                    $4.81
Decrease                                                          $0.21

Distributions -- June 18, 2001* - Nov. 30, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                   -4.37%

Class Y -- June 18, 2001* - Nov. 30, 2001
(All figures per share)

Net asset value (NAV)
Nov. 30, 2001                                                     $4.60
June 18, 2001*                                                    $4.81
Decrease                                                          $0.21

Distributions -- June 18, 2001* - Nov. 30, 2001
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                   -4.37%

 * When shares became publicly available.

** The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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5 AXP PARTNERS VALUE FUND -- SEMIANNUAL REPORT

The 10 Largest Holdings

                                      Percent                     Value
                                  (of net assets)         (as of Nov. 30, 2001)

Exxon Mobil                             3.5%                   $2,943,380
Target                                  2.1                     1,738,102
Wells Fargo                             2.0                     1,673,481
American Intl Group                     2.0                     1,651,955
PepsiCo                                 1.9                     1,595,064
Mellon Financial                        1.9                     1,589,075
Viacom Cl B                             1.9                     1,553,940
United Parcel Service Cl B              1.9                     1,546,050
Schlumberger                            1.8                     1,493,111
Tribune                                 1.7                     1,429,560

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 20.7% of net assets

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6 AXP PARTNERS VALUE FUND -- SEMIANNUAL REPORT



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


Financial Statements

Statement of assets and liabilities
AXP Partners Value Fund

Nov. 30, 2001 (Unaudited)

Assets
Investments in securities, at value (Note 1)
   (identified cost $70,184,528)                                                                        $71,976,497
Cash in bank on demand deposit                                                                           11,924,528
Dividends and accrued interest receivable                                                                   106,169
Receivable for investment securities sold                                                                   669,811
Capital shares receivable                                                                                   132,151
Other prepaid expenses                                                                                       16,247
                                                                                                             ------
Total assets                                                                                             84,825,403
                                                                                                         ----------

Liabilities
Payable for investment securities purchased                                                               1,416,147
Accrued investment management services fee                                                                    1,606
Accrued distribution fee                                                                                      1,222
Accrued transfer agency fee                                                                                     504
Accrued administrative services fee                                                                             132
Other accrued expenses                                                                                       11,692
                                                                                                             ------
Total liabilities                                                                                         1,431,303
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                      $83,394,100
                                                                                                        ===========

Represented by
Capital stock -- $.01 par value (Note 1)                                                                $   181,380
Additional paid-in capital                                                                               81,780,979
Undistributed net investment income                                                                          51,781
Accumulated net realized gain (loss)                                                                       (412,009)
Unrealized appreciation (depreciation) on investments                                                     1,791,969
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                                $83,394,100
                                                                                                        ===========
Net assets applicable to outstanding shares:                Class A                                     $49,536,358
                                                            Class B                                     $32,469,393
                                                            Class C                                     $ 1,378,178
                                                            Class Y                                     $    10,171
Net asset value per share of outstanding capital stock:     Class A shares         10,764,100           $      4.60
                                                            Class B shares          7,072,057           $      4.59
                                                            Class C shares            299,621           $      4.60
                                                            Class Y shares              2,209           $      4.60
                                                                                        -----           -----------

See accompanying notes to financial statements.

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7 AXP PARTNERS VALUE FUND -- SEMIANNUAL REPORT



Statement of operations
AXP Partners Value Fund

For the period from June 18, 2001* to Nov. 30, 2001 (Unaudited)

Investment income
Income:
Dividends                                                                                                 $ 258,300
Interest                                                                                                     40,493
   Less foreign taxes withheld                                                                                 (893)
                                                                                                               ----
Total income                                                                                                297,900
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                          113,987
Distribution fee
   Class A                                                                                                   23,760
   Class B                                                                                                   59,442
   Class C                                                                                                    1,621
Transfer agency fee                                                                                          32,055
Incremental transfer agency fee
   Class A                                                                                                    2,168
   Class B                                                                                                    2,194
   Class C                                                                                                      102
Service fee -- Class Y                                                                                            5
Administrative services fees and expenses                                                                     9,369
Custodian fees                                                                                               24,075
Printing and postage                                                                                         39,496
Registration fees                                                                                            51,324
Audit fees                                                                                                    6,875
Other                                                                                                         2,844
                                                                                                              -----
Total expenses                                                                                              369,317
   Expenses reimbursed by AEFC (Note 2)                                                                    (122,963)
                                                                                                           --------
                                                                                                            246,354
   Earnings credits on cash balances (Note 2)                                                                   (48)
                                                                                                                ---
Total net expenses                                                                                          246,306
                                                                                                            -------
Investment income (loss) -- net                                                                              51,594
                                                                                                             ------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                 (412,009)
Net change in unrealized appreciation (depreciation) on investments                                       1,866,885
                                                                                                          ---------
Net gain (loss) on investments                                                                            1,454,876
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                          $1,506,470
                                                                                                         ==========

* When shares became publicly available.

See accompanying notes to financial statements.

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8 AXP PARTNERS VALUE FUND -- SEMIANNUAL REPORT



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


Statement of changes in net assets
AXP Partners Value Fund

For the period from June 18, 2001* to Nov. 30, 2001 (Unaudited)

Operations
Investment income (loss) -- net                                                                         $    51,594
Net realized gain (loss) on security transactions                                                          (412,009)
Net change in unrealized appreciation (depreciation) on investments                                       1,866,885
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                           1,506,470
                                                                                                          ---------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                               47,875,089
   Class B shares                                                                                        32,638,858
   Class C shares                                                                                         1,343,190
   Class Y shares                                                                                             1,000
Payments for redemptions
   Class A shares                                                                                        (1,092,458)
   Class B shares (Note 2)                                                                                 (799,589)
   Class C shares (Note 2)                                                                                   (3,731)
                                                                                                             ------
Increase (decrease) in net assets from capital share transactions                                        79,962,359
                                                                                                         ----------
Total increase (decrease) in net assets                                                                  81,468,829
Net assets at beginning of period**                                                                       1,925,271
                                                                                                          ---------
Net assets at end of period                                                                             $83,394,100
                                                                                                        ===========
Undistributed net investment income                                                                     $    51,781
                                                                                                        -----------

 * When shares became publicly available.

** Initial capital of $2,000,000 was contributed on June 7, 2001. The Fund had a decrease in net assets resulting from operations of $74,729 during the period from June 7, 2001 to June 18, 2001 (when shares became publicly available).

See accompanying notes to financial statements.

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9 AXP PARTNERS VALUE FUND -- SEMIANNUAL REPORT



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Notes to Financial Statements

AXP Partners Value Fund

(Unaudited as to Nov. 30, 2001)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in securities considered undervalued. On June 7, 2001, American Express Financial Corporation
(AEFC) invested $2,000,000 in the Fund which represented 394,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on June 18, 2001.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets and liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

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10 AXP PARTNERS VALUE FUND -- SEMIANNUAL REPORT



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Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

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11 AXP PARTNERS VALUE FUND -- SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.73% to 0.60% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The first adjustment will be made on Jan. 1, 2002, and will cover the six-month period beginning July 1, 2001.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has an Investment Subadvisory Agreement with Lord, Abbett & Co.

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12 AXP PARTNERS VALUE FUND -- SEMIANNUAL REPORT



Under a separate Transfer Agency Agreement, American Express Client Service
Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00

o   Class B $20.00

o   Class C $19.50

o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until May 31, 2002. Under this agreement, total expenses will not exceed 1.35% for Class A, 2.11% for Class B, 2.11% for Class C and 1.17% for Class Y of the Fund's average daily net assets. In addition, for the period ended Nov. 30, 2001, AEFC and American Express
Financial Advisors Inc. further voluntarily agreed to waive certain fees and expenses to 1.27% for Class A, 2.04% for Class B, 2.04% for Class C and 1.00% for Class Y.

Sales charges received by the Distributor for distributing Fund shares were $312,451 for Class A and $4,875 for Class B for the period ended Nov. 30, 2001.

During the period ended Nov. 30, 2001, the Fund's custodian and transfer agency fees were reduced by $48 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $77,941,277 and $9,183,859, respectively, for the period ended Nov. 30, 2001. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the period from June 18, 2001* to Nov. 30, 2001 are as follows:

                                             Class A          Class B            Class C         Class Y

Sold                                       10,618,744         7,251,771          298,451           209
Issued for reinvested distributions                --                --               --            --
Redeemed                                     (248,644)         (181,714)            (830)           --
                                             --------          --------             ----            --
Net increase (decrease)                    10,370,100         7,070,057          297,621           209
                                           ----------         ---------          -------           ---

* When shares became publicly available.

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13 AXP PARTNERS VALUE FUND -- SEMIANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the period ended Nov. 30, 2001.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended May 31,                                      2001(b)

Net asset value, beginning of period                              $4.81

Income from investment operations:

Net investment income (loss)                                        .01

Net gains (losses) (both realized and unrealized)                  (.22)

Total from investment operations                                   (.21)

Net asset value, end of period                                    $4.60

Ratios/supplemental data

Net assets, end of period (in millions)                             $50

Ratio of expenses to average daily net assets(c,e)                1.27%(d)

Ratio of net investment income (loss)
to average daily net assets                                        .63%(d)

Portfolio turnover rate (excluding short-term securities)           25%

Total return(i)                                                  (4.37%)

See accompanying notes to financial highlights.

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14 AXP PARTNERS VALUE FUND -- SEMIANNUAL REPORT

Class B

Per share income and capital changes(a)

Fiscal period ended May 31,                                      2001(b)

Net asset value, beginning of period                              $4.81

Income from investment operations:

Net investment income (loss)                                         --

Net gains (losses) (both realized and unrealized)                  (.22)

Total from investment operations                                   (.22)

Net asset value, end of period                                    $4.59

Ratios/supplemental data

Net assets, end of period (in millions)                             $32

Ratio of expenses to average daily net assets(c,f)                2.04%(d)

Ratio of net investment income (loss)
to average daily net assets                                       (.14%)(d)

Portfolio turnover rate (excluding short-term securities)           25%

Total return(i)                                                  (4.57%)


Class C

Per share income and capital changes(a)

Fiscal period ended May 31,                                      2001(b)

Net asset value, beginning of period                              $4.81

Income from investment operations:

Net investment income (loss)                                         --

Net gains (losses) (both realized and unrealized)                  (.21)

Total from investment operations                                   (.21)

Net asset value, end of period                                    $4.60

Ratios/supplemental data

Net assets, end of period (in millions)                              $1

Ratio of expenses to average daily net assets(c,g)                2.04%(d)

Ratio of net investment income (loss)
to average daily net assets                                       (.09%)(d)

Portfolio turnover rate (excluding short-term securities)           25%

Total return(i)                                                  (4.37%)

See accompanying notes to financial highlights.

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15 AXP PARTNERS VALUE FUND -- SEMIANNUAL REPORT

Class Y

Per share income and capital changes(a)

Fiscal period ended May 31,                                      2001(b)

Net asset value, beginning of period                              $4.81

Income from investment operations:

Net investment income (loss)                                        .01

Net gains (losses) (both realized and unrealized)                  (.22)

Total from investment operations                                   (.21)

Net asset value, end of period                                    $4.60

Ratios/supplemental data

Net assets, end of period (in millions)                             $--

Ratio of expenses to average daily net assets(c,h)                1.00%(d)

Ratio of net investment income (loss)
to average daily net assets                                        .73%(d)

Portfolio turnover rate (excluding short-term securities)           25%

Total return(i)                                                  (4.37%)


Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to Nov. 30, 2001 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 2.09% for the period ended Nov. 30, 2001.

(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.78% for the period ended Nov. 30, 2001.

(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.78% for the period ended Nov. 30, 2001.

(h) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 2.60% for the period ended Nov. 30, 2001.

(i) Total return does not reflect payment of a sales charge.

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16 AXP PARTNERS VALUE FUND -- SEMIANNUAL REPORT

Investments in Securities

AXP Partners Value Fund

Nov. 30, 2001 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (86.3%)

Issuer                                                Shares            Value(a)

Aerospace & defense (1.9%)
Boeing                                                   300             $10,530
Lockheed Martin                                       13,400             622,430
United Technologies                                   16,100             969,220
Total                                                                  1,602,180

Airlines (2.0%)
AMR                                                   50,400(b)        1,076,544
Southwest Airlines                                    32,800             615,000
Total                                                                  1,691,544

Automotive & related (0.9%)
Delphi Automotive Systems                             27,600             378,672
General Motors                                         6,800             337,960
Total                                                                    716,632

Banks and savings & loans (8.9%)
Bank of New York                                      12,500             490,500
Bank One                                              15,000             561,600
FleetBoston Financial                                 27,800           1,021,650
J.P. Morgan Chase                                     23,200             875,104
Mellon Financial                                      42,500           1,589,075
Wachovia                                              41,600           1,287,520
Wells Fargo                                           39,100           1,673,481
Total                                                                  7,498,930

Beverages & tobacco (3.0%)
Diageo ADR                                            20,700(c)          898,794
PepsiCo                                               32,800           1,595,064
Total                                                                  2,493,858

Chemicals (4.0%)
Dow Chemical                                          30,500           1,143,750
Praxair                                               15,000             793,800
Waste Management                                      46,900           1,374,170
Total                                                                  3,311,720

Communications equipment & services (2.2%)
Lucent Technologies                                  140,000           1,024,800
QUALCOMM                                              13,100(b)          769,232
Total                                                                  1,794,032

Computer software & services (1.8%)
Compuware                                             42,900(b)          477,048
PeopleSoft                                            28,800(b)        1,005,408
Total                                                                  1,482,456

Computers & office equipment (3.6%)
Apple Computer                                        66,700(b)        1,420,710
EMC                                                   38,100(b)          639,699
First Data                                            13,400             981,416
Total                                                                  3,041,825

Electronics (0.8%)
Intel                                                  5,100             166,566
Texas Instruments                                     14,600             467,930
Total                                                                    634,496

Energy (4.5%)
Exxon Mobil                                           78,700           2,943,380
TotalFinaElf Adr                                      12,400(c)          794,716
Total                                                                  3,738,096

Energy equipment & services (2.5%)
Baker Hughes                                          17,200             567,084
Schlumberger                                          31,100           1,493,111
Total                                                                  2,060,195

Financial services (3.2%)
Citigroup                                             28,200           1,350,780
Fannie Mae                                             6,900             542,340
Morgan Stanley, Dean Witter, Discover & Co            14,600             810,300
Total                                                                  2,703,420

Food (0.4%)
Archer-Daniels-Midland                                22,900             352,431

Health care (5.2%)
American Home Products                                19,300           1,159,930
Becton, Dickinson & Co                                13,900             470,793
Bristol-Myers Squibb                                  12,400             666,624
Pharmacia                                             13,400             594,960
Schering-Plough                                       40,000           1,429,200
Total                                                                  4,321,507

Industrial equipment & services (3.7%)
Caterpillar                                            7,200             341,424
Deere & Co                                            34,400           1,375,656
Illinois Tool Works                                   22,800           1,398,780
Total                                                                  3,115,860

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 AXP PARTNERS VALUE FUND -- SEMIANNUAL REPORT

Issuer                                                Shares            Value(a)

Insurance (3.9%)
ACE                                                   10,300(c)         $392,430
Aegon                                                  9,000(c)          239,400
American Intl Group                                   20,048           1,651,955
Chubb                                                 13,100             917,786
CIGNA                                                    100               9,123
Total                                                                  3,210,694

Leisure time & entertainment (3.5%)
Disney (Walt)                                         66,600           1,363,302
Viacom Cl B                                           35,600(b)        1,553,940
Total                                                                  2,917,242

Media (3.4%)
Clear Channel Communications                           7,900(b)          369,167
Comcast Special Cl A                                  12,100(b)          459,800
Dow Jones                                             11,500             582,130
Tribune                                               39,600           1,429,560
Total                                                                  2,840,657

Metals (1.5%)
Alcoa                                                 32,800           1,266,080

Multi-industry conglomerates (2.9%)
Minnesota Mining & Mfg                                11,800           1,352,044
Xerox                                                123,300           1,035,720
Total                                                                  2,387,764

Paper & packaging (2.4%)
Bowater                                               18,700             899,283
Intl Paper                                            28,200           1,126,590
Total                                                                  2,025,873

Real estate investment trust (0.7%)
Plum Creek Timber                                     20,885             592,507

Retail (6.4%)
Gap                                                   35,600             470,988
Home Depot                                            22,600           1,054,516
Limited                                               39,300             547,056
Sears, Roebuck                                           100               4,551
Staples                                               56,200(b)          989,120
Target                                                46,300           1,738,102
TJX Companies                                         16,400             618,116
Total                                                                  5,422,449

Textiles & apparel (1.3%)
Nike Cl B                                             18,200             964,418
VF                                                     2,400              91,152
Total                                                                  1,055,570

Transportation (4.1%)
Burlington Northern Santa Fe                          13,000             381,030
CSX                                                   18,500             691,900
Union Pacific                                         14,600             803,730
United Parcel Service Cl B                            27,500           1,546,050
Total                                                                  3,422,710

Utilities -- electric (3.7%)
Allegheny Energy                                       9,100             317,135
Dominion Resources                                    15,800             923,510
Duke Energy                                           15,200             549,480
Exelon                                                16,400             731,604
Public Service Enterprise Group                       13,800             559,590
Total                                                                  3,081,319

Utilities -- gas (0.4%)
El Paso                                                6,600             293,700

Utilities -- telephone (3.5%)
SBC Communications                                    19,000             710,220
Verizon Communications                                28,200           1,325,400
WorldCom-WorldCom Group                               59,500(b)          865,130
Total                                                                  2,900,750

Total common stocks
(Cost: $70,184,528)                                                  $71,976,497

Total investments in securities
(Cost: $70,184,528)(d)                                               $71,976,497

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 AXP PARTNERS VALUE FUND -- SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Nov. 30, 2001, the value of foreign securities represented 2.8% of net assets.

(d) At Nov. 30, 2001, the cost of securities for federal income tax purposes was approximately $70,185,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                         $ 3,269,000

    Unrealized depreciation                                          (1,478,000)
                                                                     ----------
    Net unrealized appreciation                                     $ 1,791,000
                                                                    -----------

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19 AXP PARTNERS VALUE FUND -- SEMIANNUAL REPORT

AXP Partners Value Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: AVLAX    Class B: AVFBX
Class C: N/A      Class Y: N/A

                                          PRSRT STD AUTO
                                           U.S. POSTAGE
                                               PAID
                                             AMERICAN
                                             EXPRESS

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6249 A (1/02)